                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         __________ DISTRICT OF Delaware
                                                --------


In re Webvan Group, Inc.                   Case No. 01-2404
      -----------------                            ---------------------------
                                           Reporting Period: Oct. 2001
                                                            ------------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case

-----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                     FORM NO.         ATTACHED      ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1               [X]
-----------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CONT)        [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                [X]
-----------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                              [X]
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2               [X]
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3               [X]
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4               [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                               [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                      [X]
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4               [X]
-----------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                       [X]
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5               [X]
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5               [X]
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


______________________________________           _______________________________
Signature of Debtor                              Date



______________________________________           _______________________________
Signature of Joint Debtor                        Date



     /s/ Mark Holtzman                              11/19/01
--------------------------------------           -------------------------------
Signature of Authorized Individual*              Date



Mark Holtzman                                    Vice President & Controller
--------------------------------------           -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                              DRAFT -- Tentative and Preliminary

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
OCTOBER 2001
(Dollars in Thousands)


                                                          Oct 2001
                                                         ----------

         Cash Beginning of Month                            15,165

                 RECEIPTS

                     Cash Sales                                  -
                     Accounts Receivable                       314
                     Sale of Assets                          5,641
                     Other:
                         Interest/Dividends                    152
                         Returned Deposits                     248
                         Chargebacks                             -
                                                         ---------
                         Total Cash Receipts                 6,354

                 DISBURSEMENTS

                         Net Payroll                        (1,033)
                         Payroll Taxes & Benefits             (336)
                         Sales, Use, and Other Taxes           (84)
                         Insurance                            (197)
                         Inventory Purchases                     -
                            Occupancy                         (870)
                            Occupancy Expenses-Other           (47)
                            Leases                              (5)
                         Secured/Rental/Leases                (922)
                            Office Services                     (4)
                            Supplies                            (1)
                            Transportation                       -
                            Travel & Entertainment             (47)
                            Marketing                            -
                            Royalties/Franchise Fees             -
                            Other                               (1)
                            Professional Services             (156)
                            Utilities                         (282)
                         Administrative & Selling             (491)
                         Professional Fees                     (48)
                         U.S. Trustee Fees                      (0)
                         Court Costs                             1
                                                         ---------
                         Total Disbursements                (3,111)

                     Net Cash Flow                           3,244

         Cash End of Month                                  18,409

                                     1 of 1

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
OCTOBER 2001
(Dollars in Thousands)



                                                                       Oct 2001

      Total Disbursements                                                  3,111
          Less: Transfers to Debtor In Possession Accounts                     -
          Plus: Estate Disbursements Made by Outside Sources                   -
                                                                       ---------
      Total Disbursements for Calculating U.S. Trustee Quarterly Fees      3,111

                                     1 of 1

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of October 31, 2001
Dollars in Thousands

                               -----------------------------------------------------------------------------------------------------
                                 Operating        Operating         Operating          Operating         Payroll       Payroll (ZBA)
                                4187-298286      4124-124595     1-535-9097-8067    1-535-0179-2367    4038-330031      4038-143145
                               -----------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $         507    $       8,956    $            80    $           -     $         353    $         -
                               -----------------------------------------------------------------------------------------------------

BANK BALANCE                             598            8,956                 80                -               494              -

Plus: Deposits in Transit

Less: Outstanding Checks                 109                                                                    141

Other                                     18

                               -----------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE          $         507    $       8,956    $            80    $           -     $         353    $         -
                               -----------------------------------------------------------------------------------------------------

                                         -                -                   -                 -               -                -

                         Notes:
                         [A]   Reconciliation to Ending Cash on Receipts and
                                Disbursements Schedule
                               Balance per Books                 $    18,763
                               Payroll                                   353 [B]
                               Rounding                                   (1)
                                                                 -----------
                               Balance per Books-Cash Schedule   $    18,409
                                                                 ===========
                         [B]   The cash model assumes that payroll is pre-funded
                               to the payroll account each week, therefore the payroll account balance is not included in the cash model cash balance.

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of October 31, 2001
Dollars in Thousands

                               ------------------------------------------------------------------------------------------------
                                Payroll (ZBA)  Payroll(ZBA)    Merchant (ZBA)  Merchant(ZBA)    Merchant (ZBA) Merchant (ZBA)
                                 4496-817172    4496-846338     4496-844655     4047-100029      4496-844663    4496-838996
                               ------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $         -    $         -     $          -    $          -     $         -    $          -
                               ------------------------------------------------------------------------------------------------

BANK BALANCE                              -              -                -               -               -               -

Plus: Deposits in Transit

Less: Outstanding Checks

Other

                               ------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE           $         -    $         -     $          -    $          -     $         -    $          -
                               ------------------------------------------------------------------------------------------------

                                          -              -                -               -               -               -

                                --------------------------------------
                                   Merchant (ZBA)      Merchant (ZBA)
                                     4496-857293        4496-847294
                                --------------------------------------
BALANCE PER BOOKS                   $          -        $         -
                                --------------------------------------

BANK BALANCE                                   -                  -

Plus: Deposits in Transit

Less: Outstanding Checks

Other

                                --------------------------------------
ADJUSTED BANK BALANCE               $          -        $        -
                                ---------------------------------------

                                               -                 -

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of October 31, 2001
Dollars in Thousands

                                     ---------------------------------------------------------------------------------------
                                      Merchant (ZBA)    Merchant (ZBA)        Investment      Investment
                                       4496-893256      1-535-9125-9095        14-78C43        18051631         Totals
                                     ---------------------------------------------------------------------------------------
BALANCE PER BOOKS                     $         -      $             -        $      8,580    $      287    $       18,763
                                     ---------------------------------------------------------------------------------------

BANK BALANCE                                    -                    -               8,580           287            18,995

Plus: Deposits in Transit                                                                                                -

Less: Outstanding Checks                                                                                               250

Other                                                                                                                   18

                                     ---------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                 $         -      $             -       $       8,580    $      287          $ 18,763
                                     ---------------------------------------------------------------------------------------

                                                -                    -                   -             -

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
SUMMARY
OCTOBER 1, 2001 - OCTOBER 31, 2001

  Legal Entity                   Amount
------------------------------------------

Webvan Group                  $ 2,372,279
Webvan Bay Area                         -
HomeGrocer                        731,921
Webvan Opco                         5,772
                             ------------
Total                         $ 3,109,971

Webvan Group Inc.
Post Petition Disbursements
Webvan Group Inc.
October 1 - October 31, 2001

Check Number       Check Date       Unit            Vendor Name                                    Check Amount
------------       ----------       ----            -----------                                    ------------
           80355         10/01/01   Webvan          AMB Property, L.P.                             $  26,231.10
           80356         10/01/01   Webvan          AT&T                                           $  10,330.04
           80357         10/01/01   Webvan          AT&T                                           $  10,569.19
           80358         10/01/01   Webvan          Carol Stream Industrial, Inc.                  $ 114,575.52
           80359         10/01/01   Webvan          Commerce Park - Foster City                    $  13,490.44
           80363         10/01/01   Webvan          Northwestern Mutual Life Insurance Co          $ 125,933.50
           80364         10/01/01   Webvan          Simon Chang                                    $  16,668.00
           80365         10/01/01   Webvan          Vintage Island Partners                        $ 151,092.39
           80368         10/01/01   Webvan          ADP, Inc.                                      $     801.55
           80369         10/01/01   Webvan          AT&T                                           $   6,782.64
           80371         10/01/01   Webvan          AT&T                                           $      21.48
           80372         10/01/01   Webvan          AT&T                                           $   2,825.00
           80373         10/01/01   Webvan          AT&T                                           $   1,096.80
           80374         10/01/01   Webvan          Ameritech                                      $     746.80
           80375         10/01/01   Webvan          Ascom Hasler Leasing                           $     256.29
           80376         10/01/01   Webvan          California Security Alarms, Inc.               $      70.00
           80377         10/01/01   Webvan          E. A. Bonelli + Associates, Inc.               $     749.55
           80378         10/01/01   Webvan          Federal Express Corporation                    $      47.01
           80379         10/01/01   Webvan          Fine-Gem Relocation Services                   $     720.00
           80381         10/01/01   Webvan          Jackson, Lewis, Schnitzler & Krupman           $     173.30
           80383         10/01/01   Webvan          Moody, John                                    $   1,635.73
           80384         10/01/01   Webvan          Marlan, Kimberlee                              $   4,000.00
           80388         10/01/01   Webvan          Office Team                                    $   1,774.50
           80390         10/01/01   Webvan          Pacific Bell                                   $   1,776.56
           80392         10/01/01   Webvan          Residence Inn Oyster Point                     $     872.00
           80393         10/01/01   Webvan          TruGreen Landcare                              $   1,493.00
           80395         10/01/01   Webvan          Verizon                                        $     482.17
           80396         10/02/01   Webvan          CA Mechanical, Inc.                            $     453.92
           80397         10/03/01   Webvan          Arthur, Allen                                  $  15,893.87
           80398         10/03/01   Webvan          Jackson Electric Membership Corporation        $  16,194.15
           80399         10/03/01   Webvan          Mohler, Nixon & Williams                       $  10,450.00
           80401         10/03/01   Webvan          State Board of Equalization                    $  83,345.00
           80402         10/03/01   Webvan          ADP, Inc.                                      $     212.21
           80403         10/03/01   Webvan          Airborne Express                               $     165.93
           80405         10/03/01   Webvan          Business Wire                                  $     100.00
           80406         10/03/01   Webvan          Collier Shannon Scott, PLLC                    $   1,294.10
           80407         10/03/01   Webvan          Williams, Dara                                 $     162.21
           80409         10/03/01   Webvan          Colliat, George                                $      56.76
           80410         10/03/01   Webvan          Mary Alice Taylor                              $   8,148.53
           80411         10/03/01   Webvan          Ham, Peter                                     $      70.40
           80412         10/03/01   Webvan          R R Donnelley Receivables, Inc.                $     400.00
           80413         10/03/01   Webvan          Rentschler & Tursi                             $   5,129.25
           80414         10/03/01   Webvan          Riddell Williams P.S.                          $   2,760.60
           80415         10/03/01   Webvan          Service Vending Systems, Inc.                  $     446.68
           80418         10/03/01   Webvan          Sinnen, Thomas                                 $      95.67
           80419         10/03/01   Webvan          Treasurer of Virginia                          $     150.00
           80420         10/04/01   Webvan          Dublin Properties Inc                          $  10,098.59
           80421         10/04/01   Webvan          M&M Repair                                     $   1,569.44
           80422         10/05/01   Webvan          Pacific Gas and Electric                       $  32,740.27
           80423         10/10/01   Webvan          AT&T                                           $  41,350.11
           80424         10/10/01   Webvan          AboveNet                                       $  40,930.00
           80425         10/10/01   Webvan          Pacific Bell                                   $  50,129.69
           80428         10/10/01   Webvan          AT&T                                           $   1,035.27
           80430         10/10/01   Webvan          AT&T                                           $     102.97
           80431         10/10/01   Webvan          Airborne Express                               $     163.90
           80432         10/10/01   Webvan          Browning Ferris Industries                     $     446.96
           80434         10/10/01   Webvan          Burns International Security Service           $   5,782.00
           80437         10/10/01   Webvan          Hyman, David                                   $     120.00
           80438         10/10/01   Webvan          Department of Labor & Industries               $      78.75
           80439         10/10/01   Webvan          GE Capital Leasing                             $   2,315.15
           80440         10/10/01   Webvan          Guardsmark, Inc.                               $   6,630.00

       80441         10/10/01   Webvan          Gwinnett Co. Dept. of Public Utilities              $       54.49
       80442         10/10/01   Webvan          National Elevator Company, Inc                      $      202.50
       80443         10/10/01   Webvan          Office Team                                         $      910.00
       80445         10/10/01   Webvan          Wright, Patrick                                     $       85.00
       80446         10/10/01   Webvan          Qwest                                               $      256.93
       80447         10/10/01   Webvan          Residence Inn Oyster Point                          $      663.99
       80449         10/10/01   Webvan          Evans, Sandra                                       $    1,152.41
       80450         10/10/01   Webvan          Sprint                                              $    1,176.91
       80452         10/10/01   Webvan          Village of Carol Stream                             $    1,700.50
       80454         10/10/01   Webvan          XO Communications                                   $    3,217.65
       80455         10/11/01   Webvan          Chieften Resources                                  $    5,100.00
       80456         10/15/01   Webvan          Crown Moving & Storage                              $      400.00
       80457         10/15/01   Webvan          Iron Mountain Records Management, Inc.              $    1,250.00
       80458         10/15/01   Webvan          Iron Mountain Records Management, Inc.              $   44,262.72
       80459         10/15/01   Webvan          Crown Moving & Storage                              $       80.00
       80460         10/16/01   Webvan          Dublin Properties Inc                               $  156,528.08
       80461         10/17/01   Webvan          Residence Inn Oyster Point                          $    1,199.00
       80462         10/17/01   Webvan          Evans, Sandra                                       $       76.37
       80464         10/17/01   Webvan          Pacific Bell                                        $   37,989.71
       80465         10/17/01   Webvan          AT&T                                                $    1,590.42
       80466         10/17/01   Webvan          Airborne Express                                    $      196.12
       80467         10/17/01   Webvan          Ameritech                                           $       56.47
       80469         10/17/01   Webvan          East Bay Municipal Utility District                 $    1,347.71
       80470         10/17/01   Webvan          Prugh, Karen                                        $      270.36
       80471         10/17/01   Webvan          NMHG Financial Services                             $      335.84
       80472         10/17/01   Webvan          Performance Power Systems                           $      224.40
       80473         10/17/01   Webvan          Qwest                                               $      129.55
       80474         10/17/01   Webvan          Residence Inn Oyster Point                          $      118.00
       80475         10/17/01   Webvan          Skytel                                              $    2,765.60
       80478         10/17/01   Webvan          Sprint                                              $       79.61
       80479         10/22/01   Webvan          City of Kent                                        $   10,038.50
       80480         10/22/01   Webvan          Marsh Risk and Insurance Service                    $  106,256.00
       80481         10/22/01   Webvan          Department of Alcoholic Beverage Control            $      796.00
       80482         10/24/01   Webvan          Arthur Andersen LLP                                 $   35,193.51
       80484         10/24/01   Webvan          Airborne Express                                    $      180.53
       80485         10/24/01   Webvan          Business Wire                                       $      125.00
       80486         10/24/01   Webvan          CA Mechanical, Inc.                                 $      470.40
       80487         10/24/01   Webvan          Novoa, Debbie                                       $      389.12
       80488         10/24/01   Webvan          Jackson, Lewis, Schnitzler & Krupman                $        7.41
       80489         10/24/01   Webvan          Moody, John                                         $    5,087.66
       80490         10/24/01   Webvan          Prugh, Karen                                        $    1,806.37
       80491         10/24/01   Webvan          Marlan, Kimberlee                                   $    6,889.64
       80492         10/24/01   Webvan          Office Team                                         $    1,820.00
       80492         10/24/01   Webvan          Office Team                                         $    1,820.00
       80493         10/24/01   Webvan          Pinkerton                                           $    5,056.00
       80495         10/24/01   Webvan          Residence Inn Oyster Point                          $      863.00
       80496         10/24/01   Webvan          Service Vending Systems, Inc.                       $      686.64
       80497         10/24/01   Webvan          Shred-It San Francisco                              $       85.00
       80498         10/25/01   Webvan          Mohler, Nixon & Williams                            $   21,906.95
       80499         10/25/01   Webvan          Crown Moving & Storage                              $      973.75
       80500         10/26/01   Webvan          Tower Cleaning Systems                              $    2,417.73
       80501         10/26/01   Webvan          Chieften Resources                                  $      425.00
        Wire         10/04/01   Webvan          ADP                                                 $   26,148.45
        Wire         10/05/01   Webvan          ADP                                                 $   73,023.16
        Wire         10/11/01   Webvan          ADP                                                 $  161,503.15
        Wire         10/12/01   Webvan          ADP                                                 $  303,046.11
        Wire         10/12/01   Webvan          ADP                                                 $  184,018.36
        Wire         10/16/01   Webvan          Aetna                                               $   66,014.32
        Wire         10/18/01   Webvan          ADP                                                 $   52,416.86
        Wire         10/18/01   Webvan          ADP                                                 $  193,511.37
        Wire         10/23/01   Webvan          MTI Technology                                      $    1,000.00
        Wire         10/23/01   Webvan          Village of Carol Stream                             $    5,109.77
        Wire         10/26/01   Webvan          ADP                                                 $    5,536.00

                                                                                                    -------------
       Total                                                                                        $2,372,279.03
                                                                                                    =============

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN BAY AREA
October 1 - October 31, 2001



 There were no disbursements from Webvan Bay Area during the period in question.

Webvan Group Inc.
Post Petition Disbursements
Homegrocer
October 1 - October 31, 2001

Check Number     Check Date     Unit           Vendor Name                                  Check Amount
------------     ----------     ----           -----------                                  ------------
        80361       10/01/01    HomeGrocer     Fullerton Crossroads                         $  49,797.20
        80362       10/01/01    HomeGrocer     Iowa Employers Retirement                    $  49,310.18
        80366       10/01/01    HomeGrocer     Waples Corporation                           $  70,962.64
        80367       10/01/01    HomeGrocer     Watson Partners L.P.                         $  79,224.26
        80380       10/01/01    HomeGrocer     GE Capital Leasing                           $   2,315.45
        80382       10/01/01    HomeGrocer     Gonzales, Joe                                $     153.32
        80385       10/01/01    HomeGrocer     Lusk Mira Mesa Business Park East I          $     410.00
        80386       10/01/01    HomeGrocer     MBC Springbelt LLC                           $   3,905.76
        80387       10/01/01    HomeGrocer     Mercado, Martin                              $     275.65
        80389       10/01/01    HomeGrocer     PDC Properties, Inc.                         $   1,135.00
        80391       10/01/01    HomeGrocer     Qwest                                        $     215.40
        80394       10/01/01    HomeGrocer     Verdescape Commercial Landscape              $     200.10
        80404       10/03/01    HomeGrocer     Burns International Security Service         $   1,027.00
        80408       10/03/01    HomeGrocer     Federal Express Corporation                  $      63.12
        80416       10/03/01    HomeGrocer     Southern California Edison                   $  10,000.00
        80417       10/03/01    HomeGrocer     Southern California Edison                   $  10,000.00
        80426       10/10/01    HomeGrocer     Pinkerton                                    $  11,985.00
        80433       10/10/01    HomeGrocer     Burns International Security Service         $      25.00
        80435       10/10/01    HomeGrocer     California Water Service Company             $     363.25
        80444       10/10/01    HomeGrocer     Pacific Bell                                 $     478.78
        80448       10/10/01    HomeGrocer     San Diego Gas & Electric                     $   6,240.27
        80451       10/10/01    HomeGrocer     Verizon                                      $     133.55
        80453       10/10/01    HomeGrocer     Waste Management                             $     221.30
        80468       10/17/01    HomeGrocer     City of San Diego                            $     233.82
        80477       10/17/01    HomeGrocer     Southern California Edison                   $  10,000.00
        80482       10/24/01    HomeGrocer     Arthur Andersen LLP                          $  12,820.49
        80483       10/24/01    HomeGrocer     Gary Merlino Construction Co., Inc           $  14,400.00
        80498       10/25/01    HomeGrocer     Mohler, Nixon & Williams                     $   7,980.39
         Wire       10/04/01    HomeGrocer     ADP                                          $   9,525.51
         Wire       10/05/01    HomeGrocer     ADP                                          $  26,601.29
         Wire       10/11/01    HomeGrocer     ADP                                          $  58,833.29
         Wire       10/12/01    HomeGrocer     ADP                                          $ 110,395.37
         Wire       10/16/01    HomeGrocer     Aetna                                        $  24,048.07
         Wire       10/18/01    HomeGrocer     ADP                                          $  19,094.71
         Wire       10/18/01    HomeGrocer     ADP                                          $  70,493.43
         Wire       10/26/01    HomeGrocer     ADP                                          $   2,016.68
         Wire       10/12/01    HomeGrocer     ADP                                          $  67,035.26


                                                                                            ------------
        Total                                                                               $ 731,920.55
                                                                                            ============

Webvan Group Inc.
Post Petition Disbursements
Webvan Operations, Inc.
October 1 - October 31, 2001

Check Number    Check Date     Unit    Vendor Name                 Check Amount
------------    ----------     ----    -----------                 ------------

        80498      10/25/01    Opco    Mohler, Nixon & Williams    $     112.66
        80482      10/24/01    Opco    Arthur Andersen LLP         $     181.00
         Wire      10/04/01    Opco    ADP                         $     134.48
         Wire      10/05/01    Opco    ADP                         $     375.55
         Wire      10/11/01    Opco    ADP                         $     830.59
         Wire      10/12/01    Opco    ADP                         $   1,558.52
         Wire      10/12/01    Opco    ADP                         $     946.38
         Wire      10/16/01    Opco    Aetna                       $     339.50
         Wire      10/18/01    Opco    ADP                         $     269.57
         Wire      10/18/01    Opco    ADP                         $     995.20
         Wire      10/26/01    Opco    ADP                         $      28.47

                                                                   ------------
        Total                                                      $   5,771.92
                                                                   ============

WEBVAN GROUP, INC.
STATEMENT OF OPERATIONS
OCTOBER 2001
(Dollars in Thousands)



                                                  Oct. 2001             Notes
                                              ------------------     -----------


        REVENUES                                               -


        COST OF GOODS SOLD                                     -


        OPERATING EXPENSES                                               [A]

                Net Payroll                               (1,033)
                Payroll Taxes & Benefits                    (336)
                Sales, Use, and Other Taxes                  (84)
                Insurance                                   (197)
                Inventory Purchases                            -
                Secured/Rental/Leases                       (922)
                Administrative & Selling                    (491)
                                              ------------------
                Total Operating Expenses                  (3,063)


        OTHER INCOME AND EXPENSES                              -         [B]


        REORGANIZATION ITEMS

                Professional Fees                            (48)
                U.S. Trustee Fees                             (0)
                Court Costs                                    1
                                              ------------------
                Total Reorganization Items                   (47)

        NET PROFIT/(LOSS)                                 (3,111)

Notes:
-----
[A] This statement of operations represents cash disbursements during the period 10/1- 10/30. Certain Operating Expenses may have been accrued for in prior periods.
[B] Webvan sold certain assets during the period. The gain/loss calculation is in process and will be reported in future periods.

                        Webvan Group, Inc. and Subsidiary
                           Consolidated Balance Sheet
                                 (in thousands)

                                                                                October 31, 2001                       July 13, 2001
                                                                                ----------------                       -------------
 Assets

      Current Assets
          Cash and Equivalents                                                     $      18,763                       $     20,050
          Accounts Receivable, Net                                                           134                              1,705
          Inventories                                                                          -                              6,480
          Prepaid Expenses and other current assets                                          392                              7,656
                                                                                   -------------                       ------------
              Total current assets                                                        19,289                             35,892
      Property, Equipment and Leasehold Improvements, Net                                 40,169                            283,948
      Goodwill, Net                                                                      649,209                            690,926
      Loan Fees, Net                                                                      14,709                             18,843
      Investments                                                                          3,000                              3,000
      Deposits and other long term assets                                                  3,929                              8,310
      Restricted Cash                                                                      5,427                             13,411
                                                                                   -------------                       ------------
 Total Assets                                                                      $     735,733                       $  1,054,330
                                                                                   =============                       ============

 Liabilities and Stockholders' Equity

      Current Liabilities
          Accounts payable                                                         $           -                       $      9,716
          Accrued liabilities                                          `                                                     24,352
          Other current liabilities                                                            -                                 29
          Current portion of capital lease obligation                                          -                              5,797
          Current portion of long-term debt                                                    -                              8,584
                                                                                   -------------                       ------------
              Total current liabilities                                                        -                             48,478
      Deferred Rent                                                                            -                              4,804
      Capital Lease obligations                                                                -                             19,393
      Long-Term Debt                                                                           -                              5,750
      Liabilities Subject to Compromise                                                   70,155                              8,927
      Redeemable Common Stock                                                                  -                                  -
      Stockholders' Equity                                                               665,578                            966,978

                                                                                   -------------                       ------------
 Total Liabilities and Stockholders' Equity                                        $     735,733                       $  1,054,330
                                                                                   =============                       ============

 Note:
 Property, Plant & Equipment (PP&E) is listed at net book value, which does not indicate liquidation value. The liquidation value of PP&E as well as goodwill is likely to differ significantly from the stated values. As a result, the stockholders' equity value should not be relied upon as an indication of equity value.

WEBVAN GROUP, INC.
SUMMARY of POST-PETITION TAXES

                                                                                                                             Notes
                                                                                                                             -----
                                                Beginning        Amount         Amount       Date              Ending
                                             Tax Liability  Withheld/Accrual     Paid        Paid           Tax Liability     [A]
                                            ------------------------------------------------------------------------------
  Federal
      Withholding                                      -        283,307        (283,307) Oct 4, 11, 18, 25            -
      FICA--Employee                                   -         19,504         (19,504) Oct 4, 11, 18, 25            -
      FICA--Employer                                   -         19,503         (19,503) Oct 4, 11, 18, 25            -
      Federal Unemployment                             -             15             (15) Oct 4, 11, 18, 25            -
      Income                                           -              -               -                               -
                                            -------------------------------------------                      ----------
          Total Federal Taxes                          -        322,329        (322,329)                              -

  State and Local
      Withholding                                      -         50,994         (50,994) Oct 4, 11, 18, 25            -
      Sales                                                           -                                               -
      Unemployment                                     -            263            (263) Oct 4, 11, 18, 25            -
      Real/Personal Property & Corp. Tax         668,342              -                                         668,342
                                            -------------------------------------------                      ----------
          Total State and Local                  668,342         51,257         (51,257)                        668,342

      Total Taxes                                668,342        373,586        (373,586)                        668,342
                                            ===========================================                      ==========

Notes:
-----
[A] All payroll taxes are paid on behalf of the Debtors by ADP. See attached ADP summaries for details.

WEBVAN GROUP, INC.
POST PETITION A/P AGING
OCTOBER 31, 2001
(in thousands)

        As of October 31, 2001 there was no open post-petition accounts payable.

WEBVAN GROUP, INC.
ACCOUNTS RECEIVABLE AGING SUMMARY
October 2001
Dollars in Thousands

                                                                        Gross                Reserve          Net
                                                                        -----                -------          ---
Total Accounts Receivable at the beginning of the reporting period                    1,966           (1,622)             344
+ Amounts billed during the period                                                                                          -
- Amounts Collected during the period                                                  (150)                             (150)
+ Positive adjustments                                                                   18                                18
- Write offs/negative adjustments                                                       (78)                              (78)
                                                                        -----------------------------------------------------
Total Accounts Receivable at the end of the reporting period                          1,756           (1,622)             134
                                                                        =====================================================




Webvan Trade Receivables Aging Summary

-----------------------------
$ AMT
-----------------------------
DESC             Total
-----------------
31-60
61-90+                    36
-----------------------------
Grand Total               36
-----------------------------


Webvan Vendor Receivables Aging Summary

-----------------------------
$ Amount
-----------------------------
Aging Cat        Total
-----------------
FY 2000                  415
Q1 2001                  770
Q2/3 2001                535
-----------------------------
Grand Total            1,720
-----------------------------


Accounts Receivable Reconciliation

Vendor AR                                     $ 1,720
Trade AR                                           36
                                         ------------
AR (Gross)                                      1,756
Reserve                                        (1,622)
                                         ------------
AR Per Balance Sheet                          $   134
                                         ============

Webvan Group, Inc.
Debtor Questionnaire

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

     During the reporting period, the debtor sold/auctioned certain assets, including vehicles warehouse equipment, and computer equipment. All sales were conducted in accordance with bankruptcy court orders. Proceeds from such sales have been segregated in a special bank account.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

     No. Proceeds from the sales of items listed in (1.) above have been segregated into a separate bank account with no disbursements thereof.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

     The debtor filed federal and state income tax returns, as well as state sales tax returns. All payroll taxes items are handled by ADP and are filed timely. The debtor has received certain property tax or other local business tax forms which have not been filed. Letters have been sent to certain municipalities informing them of the closure of our business.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

     Yes.

                         UNITED STATES BANKRUPTCY COURT
                         __________ DISTRICT OF Delaware
                                                --------


In re Webvan Operations, Inc.              Case No. 01-2405
      ----------------------                       ---------------------------
                                           Reporting Period: Oct. 2001
                                                            ------------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                     FORM NO.         ATTACHED      ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                             [X]
-----------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CONT)                      [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                              [X]
-----------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                            [X]
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                             [X]
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                             [X]
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                    [X]
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                       [X]
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


______________________________________           _______________________________
Signature of Debtor                              Date



______________________________________           _______________________________
Signature of Joint Debtor                        Date



     /s/ Mark Holtzman                              11/19/01
--------------------------------------           -------------------------------
Signature of Authorized Individual*              Date



Mark Holtzman                                    Vice President & Controller
--------------------------------------           -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Webvan Operations, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                         __________ DISTRICT OF Delaware
                                                --------


In re Webvan Bay Area                      Case No. 01-2406
      ---------------                              ---------------------------
                                           Reporting Period: Oct. 2001
                                                            ------------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                     FORM NO.         ATTACHED      ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                             [X]
-----------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CONT)                      [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                              [X]
-----------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                            [X]
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                             [X]
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                             [X]
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                    [X]
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                       [X]
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


______________________________________           _______________________________
Signature of Debtor                              Date



______________________________________           _______________________________
Signature of Joint Debtor                        Date



     /s/ Mark Holtzman                              11/19/01
--------------------------------------           -------------------------------
Signature of Authorized Individual*              Date



Mark Holtzman                                    Vice President & Controller
--------------------------------------           -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Webvan Bay Area
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                         __________ DISTRICT OF Delaware
                                                --------


In re HomeGrocer.Com, Inc.                 Case No. 01-2407
      -------------------                          ---------------------------
                                           Reporting Period: Oct. 2001
                                                            ------------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                     FORM NO.         ATTACHED      ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                             [X]
-----------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CONT)                      [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                              [X]
-----------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                            [X]
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                             [X]
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                             [X]
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                             [X]
-----------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                    [X]
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4                             [X]
-----------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                       [X]
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5                             [X]
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


______________________________________           _______________________________
Signature of Debtor                              Date



______________________________________           _______________________________
Signature of Joint Debtor                        Date



     /s/ Mark Holtzman                              11/19/01
--------------------------------------           -------------------------------
Signature of Authorized Individual*              Date



Mark Holtzman                                    Vice President & Treasurer
--------------------------------------           -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

HomeGrocer.com, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.